                                                                  EXHIBIT 10.21


                                 MYLEX CORPORATION

                                SECOND AMENDMENT TO
                          REVOLVING CREDIT LOAN AGREEMENT

     This second Amendment to Revolving Credit Loan Agreement is entered into as of April 29, 1998, by and between Comerica Bank-California ("Bank") and Mylex Corporation ("Borrower")

                                      RECITALS

     Borrower and Comerica are parties to that certain Revolving Credit Loan Agreement dated as of June 28,1996, as amended from time to time (the "Agreement"). Borrower and Bank desire to amend the Agreement in accordance with the terms of this Amendment.

     NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.  AMENDMENTS TO THE LOAN AGREEMENT

     1.   Section 1.1    DEFINED TERMS.

          "Termination Date" is amended to read JUNE 25, 1999.

     2.   Section 5.7 is amended to read as follows:

          MAINTAIN PROFITABILITY. On a consolidated basis, maintain annual fiscal profitability on an operating, and after tax basis with the exception of a non-operating loss incurred due to the write-off of certain assets or in-process technology resulting from a merger or acquisition. Bank will allow one operating loss quarter per fiscal year for an amount not to exceed Three Million Dollars ($3,000,000). NOT WITHSTANDING THE FOREGOING, BANK WILL ALLOW AN ADDITIONAL OPERATING LOSS QUARTER FOR THE SECOND FISCAL QUARTER ENDING 6/30/98 FOR AN AMOUNT NOT TO EXCEED ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000).

SECTION 2.  CONDITIONS TO EFFECTIVENESS

     This Amendment shall become effective as of April 29, 1998 (the "SECOND AMENDMENT CLOSING DATE"), only upon receipt by Bank of a duly executed counterpart of this Amendment signed by Borrower.

SECTION 3.  BORROWER'S REPRESENTATIONS AND WARRANTIES

     In order to induce Bank to enter into this Amendment and to amend the Loan Agreement in the manner provided herein, Borrower represents and warrants to Bank that the following statements are true, correct and complete:

          A. CORPORATE POWER AND AUTHORITY. Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement as amended by this Amendment (the "Amendment Agreement"). The Articles of Incorporation and Bylaws of Borrower have not been amended since the copies previously delivered to the Bank.

          B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of borrower.

          C. NO CONFLICT. The execution and delivery by Borrower of this Amendment do not and will not contravene (i) any law or any governmental rule or regulation applicable to Borrower or any of its Subsidiaries, (ii) the Articles of Incorporation or Bylaws of Borrower, (iii) any order, judgment or decree of any court or other agency of government binding on Borrower or any of its Subsidiaries or (iv) any material agreement or instrument binding on Borrower or any of its Subsidiaries.

          D. GOVERNMENTAL CONSENTS. The execution and delivery by Borrower of this Amendment and the performance by Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

          E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Borrower and are the binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except in each case as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

          F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM LOAN AGREEMENT. The representations and warranties contained in Section 4 of the Loan Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from consummation of the transactions contemplated by this Amendment that would constitute a Default or and Event of Default.

SECTION 4.  MISCELLANEOUS

          A.   REFERENCE TO AND EFFECT ON THE LOAN AGREEMENT.

          (i) On and after the Second Amendment Closing Date, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Loan Agreement, and each reference in any related documents to the "Loan Agreement", "thereunder", "thereof" or words of like import referring to the Loan Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended by this Amendment, the Loan Agreement and any related documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, deliver and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Bank under, the Loan Agreement or any related documents.

          B. FEES AND EXPENSES. Borrower acknowledges that all costs, fees and expenses as described in the definition of "Bank Expenses" in the Loan Agreement incurred by Bank and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

          C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this amendment for any other purpose or be given any substantive effect.

          D. APPLICABLE LAW. THE VALIDITY OF THIS AMENDMENT, ITS CONSTRUCTION, INTERPRETATION AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HEREUNDER, SHALL BE DETERMINED ACCORDING TO THE LAWS OF THE STATE OF CALIFORNIA.

          E.     COUNTERPARTS.   This Amendment may be executed in any number
of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                           BORROWER:

                                           MYLEX CORPORATION

                                           By:    /s/ Colleen Gray

                                           Title:


                                           BANK:

                                           COMERICA BANK - CALIFORNIA

                                           By:    /s/ Mary Beth Suhr

                                           Title: